BWX Technologies Reports Second Quarter 2024 Results
•2Q24 revenues of $681.5 million
•2Q24 net income of $73.0 million, adjusted EBITDA(1) of $126.2 million
•2Q24 diluted GAAP EPS of $0.79, non-GAAP(1) EPS of $0.82
•BWXT-led JV awarded management and operations contract for the NNSA’s Pantex Plant
•2024 non-GAAP EPS(1) guidance revised to $3.10-$3.20
Lynchburg, VA – August 5, 2024 - BWX Technologies, Inc. (NYSE: BWXT) ("BWXT", "we", "us" or the "Company") reported second quarter 2024 results. A reconciliation of non-GAAP results are detailed in Exhibit 1.

“Second quarter results were ahead of our expectations driven by strong organic growth and crisp execution across our business lines,” said Rex. D Geveden. “Our solid year-to-date performance provides us the confidence to raise the lower end of our 2024 non-GAAP EPS guidance.”

“In recent months there have been multiple important developments supporting our nuclear markets, including passage of the ADVANCE Act, federal and state legislation supporting small modular reactor development and the Army and Defense Innovation Unit’s acquisition plans for microreactors at remote military bases, all of which have been complemented by broad-based support from private industry,” continued Geveden. “These developments demonstrate the increasing appetite for nuclear solutions across the global security, clean energy, and medical markets, ultimately driving new and exciting opportunities for BWXT.”

“Overall, we had a solid first half both financially and strategically and we continue to see favorable demand momentum in our end-markets,” continued Geveden. “Based on our year-to-date performance and anticipated progress on key contracts during the second half of the year, we are narrowing our 2024 non-GAAP EPS guidance to $3.10- $3.20.”

(1) A reconciliation of non-GAAP results are detailed in Exhibit 1. Additional information can be found in the materials on the BWXT investor relations website at www.bwxt.com/investors.

Financial Results Summary

	Three Months Ended June 30,
	2024	2023	$ Change	% Change
	(Unaudited) (In millions, except per share amounts)
Revenues
Government Operations	$540.8	$492.0	$48.9	10%
Commercial Operations	$141.5	$120.9	$20.6	17%
Consolidated	$681.5	$612.4	$69.0	11%
Operating Income
Government Operations	$92.5	$82.2	$10.3	13%
Commercial Operations	$16.6	$11.0	$5.6	51%
Unallocated Corporate (Expense)	$(10.3)	$(6.6)	$(3.8)	NM
Consolidated	$98.8	$86.7	$12.1	14%
Consolidated non-GAAP(1)	$104.6	$87.6	$17.0	19%
EPS (Diluted)
GAAP	$0.79	$0.64	$0.15	23%
Non-GAAP(1)	$0.82	$0.65	$0.17	26%
Net Income
GAAP	$73.0	$58.7	$14.4	25%
Non-GAAP(1)	$75.4	$59.5	$15.9	27%
Adjusted EBITDA(1)
Government Operations	$108.2	$95.5	$12.7	13%
Commercial Operations	$22.5	$15.8	$6.7	42%
Corporate	$(4.5)	$(4.3)	$(0.2)	NM
Consolidated	$126.2	$107.0	$19.2	18%
Cash Flows
Operating Cash Flow(2)	$65.9	$80.6	$(14.7)	(18)%
Capital Expenditures(2)	$30.4	$39.8	$(9.4)	(24)%
Free Cash Flow(1)	$35.5	$40.8	$(5.3)	(13)%
Dividends Paid(2)	$22.0	$21.1	$0.9	4%
NM = Not Meaningful
(2) Items named in the Financial Results Summary differ from names in BWXT Financial Statement. Operating Cash Flow = Net Cash Provided by Operating Activities; Capital Expenditures = Purchases of Property, Plant and Equipment; Share Repurchases = Repurchases of Common Stock; Dividends Paid = Dividends Paid to Common Shareholders

Revenues
Second quarter revenue increased in both operating segments. The Government Operations increase was driven by higher naval nuclear component production, microreactors and special materials processing. The Commercial Operations increase was driven by higher revenue associated with commercial nuclear field services, components, and fuel and fuel handling systems as well as higher medical sales.

Operating Income and Adjusted EBITDA(1)
Second quarter operating income increased in both segments. The Government Operations increase was mainly driven by higher revenue, which was partially offset by investments in new initiatives. The Commercial Operations increase was primarily driven by higher revenue and a shift in product and services mix.

Second quarter adjusted EBITDA(1) increased for the reasons noted above.
(1) A reconciliation of non-GAAP results are detailed in Exhibit 1. Additional information can be found in the materials on the BWXT investor relations website at www.bwxt.com/investors.

EPS
Second quarter GAAP EPS increased due to higher operating income, lower interest expense and a lower effective tax rate compared to second quarter 2023. The lower tax rate was mainly driven by Canadian legislation that provides for a lower statutory tax rate for clean energy, including nuclear, manufacturers. Non-GAAP EPS(1) increased driven by the items noted above.

Cash Flows
Second quarter operating cash flow decreased as higher net income was more than offset by greater working capital needs due to contract timing. Capital expenditures were lower due to timing of select growth investments.

Dividend
BWXT paid $22.0 million, or $0.24 per common share, to shareholders in the second quarter of 2024. On August 1, 2024, the BWXT Board of Directors declared a quarterly cash dividend of $0.24 per common share payable on September 5, 2024, to shareholders of record on August 16, 2024.
2024 Guidance
BWXT reaffirmed its 2024 guidance for Revenue, Adjusted EBITDA(1), and Free Cash Flow(1) and narrowed its guidance range for Non-GAAP EPS(1).

(In millions, except per share amounts)	Year Ended	Year Ending	Year Ending
	December 31, 2023	December 31, 2024	December 31, 2024
	Results	Current Guidance	Prior Guidance
Revenue	$2,496	>$2,600	>$2,600
Adjusted EBITDA(1)	$472	~$500	~$500
Non-GAAP(1) Earnings Per Share	$3.02	$3.10 - $3.20	$3.05 - $3.20
Free Cash Flow(1)	$212	$225 - $250	$225 - $250
Additional information can be found in the second quarter 2024 earnings call presentation on the BWXT investor relations website at www.bwxt.com/investors. The Company does not provide GAAP guidance because it is unable to reliably forecast most of the items that are excluded from GAAP to calculate non-GAAP results. These items could cause GAAP results to differ materially from non-GAAP results.
Conference Call to Discuss Second Quarter 2024 Results
Date: Monday, August 5, 2024, at 5:00 p.m. EDT
Live Webcast: Investor Relations section of website at www.bwxt.com
Full Earnings Release Available on BWXT Website
A full version of this earnings release is available on our Investor Relations website at http://investors.bwxt.com/2Q2024-release.
BWXT may use its website (www.bwxt.com) as a channel of distribution of material Company information. Financial and other important information regarding BWXT is routinely accessible through and posted on our website. In addition, you may elect to automatically receive e-mail alerts and other information about BWXT by enrolling through the “Email Alerts” section of our website at http://investors.bwxt.com.
Non-GAAP Measures
BWXT uses and makes reference to adjusted EBITDA, non-GAAP EPS, free cash flow and free cash flow conversion, which are not recognized measures under GAAP. BWXT is providing these non-GAAP
(1) A reconciliation of non-GAAP results are detailed in Exhibit 1. Additional information can be found in the materials on the BWXT investor relations website at www.bwxt.com/investors.

measures to supplement the results provided in accordance with GAAP and it should not be considered superior to, or as a substitute for, the comparable GAAP measures. BWXT believes the non-GAAP measures provide meaningful insight and transparency into the Company’s operational performance and provides these measures to investors to help facilitate comparisons of operating results with prior periods and to assist them in understanding BWXT's ongoing operations. Definitions for the non-GAAP measures are provided below and reconciliations are detailed in Exhibit 1, except that reconciliations of forward-looking GAAP measures are not provided because the company is unable to reliably forecast most of the items that are excluded from GAAP to calculate non-GAAP results. Other companies may define these measures differently or may utilize different non-GAAP measures, thus impacting comparability.

Non-GAAP Earnings Per Share (EPS) is calculated using GAAP EPS less the non-operational tax effected per share impact of pension & OPEB mark-to-market gains or losses and other one-time items, such as restructuring, transformation, and acquisition-related costs.

Adjusted Earnings Before Interest, Taxes, Depreciation and Amortization (EBITDA) is calculated using non-GAAP net income, plus provision for income taxes, less other – net, less interest income, plus interest expense, plus depreciation and amortization.
Adjusted pre-tax income is non-GAAP income before provision for income taxes.
Free Cash Flow (FCF) is calculated using net income to derive net cash provided by (used in) operating activities less purchases of property, plant and equipment.
Free Cash Flow conversion is free cash flow divided by net income.
Non-GAAP Adjustments
Our GAAP financial results detailed in Exhibit 1 have been adjusted for the following items:
Restructuring and Transformation Costs: Restructuring and transformation costs include restructuring charges as well as costs associated with our efforts to optimize underlying business processes through investments in information technology, process improvements and the implementation of strategic actions and initiatives which we deem to be incremental and non-recurring in nature.
Acquisition-related Costs: Acquisition-related costs relate to third-party professional service costs and one-time incremental costs associated with efforts to integrate the acquired business with our legacy operations.
One-Time Tax Benefit: During the second quarter of 2024, a change in Canadian tax legislation went into effect that provides qualifying nuclear manufacturers with a temporary reduction of the Canadian federal tax rate. This change in legislation resulted in a one-time revaluation of our Canadian net deferred tax liabilities.
Forward-Looking Statements
BWXT cautions that this release contains forward-looking statements, including, without limitation, statements relating to backlog, to the extent they may be viewed as an indicator of future revenues; our plans and expectations for each of our reportable segments, including growth opportunities and the expectations, timing and revenue of our strategic initiatives, such as medical radioisotopes, SMR components and recent acquisitions; disruptions to our supply chain and/or operations, changes in government regulations and other factors; and our expectations and guidance for 2024 and beyond. These forward-looking statements are based on management’s current expectations and involve a number of risks and uncertainties, including, among other things, our ability to execute contracts in backlog; federal budget uncertainty, the risk of future budget cuts, the impact of continuing resolution funding mechanisms and the debt ceiling, the potential for
(1) A reconciliation of non-GAAP results are detailed in Exhibit 1. Additional information can be found in the materials on the BWXT investor relations website at www.bwxt.com/investors.

government shutdowns and changing funding and acquisition priorities; the demand for and competitiveness of nuclear products and services; capital priorities of power generating utilities and other customers; the timing of technology development, regulatory approvals and automation of production; the receipt and/or timing of government approvals; the potential recurrence of subsequent waves or strains of COVID-19 or similar diseases; labor market challenges, including employee retention and recruitment; adverse changes in the industries in which we operate; and delays, changes or termination of contracts in backlog. If one or more of these risks or other risks materialize, actual results may vary materially from those expressed. For a more complete discussion of these and other risk factors, see BWXT’s filings with the Securities and Exchange Commission, including our annual report on Form 10-K for the year ended December 31, 2023 and subsequent Form 10-Q filings. BWXT cautions not to place undue reliance on these forward-looking statements, which speak only as of the date of this release, and undertakes no obligation to update or revise any forward-looking statement, except to the extent required by applicable law.
About BWXT
At BWX Technologies, Inc. (NYSE: BWXT), we are People Strong, Innovation Driven. A U.S.-based company, BWXT is a Fortune 1000 and Defense News Top 100 manufacturing and engineering innovator that provides safe and effective nuclear solutions for global security, clean energy, environmental restoration, nuclear medicine and space exploration. With approximately 7,800 employees, BWXT has 14 major operating sites in the U.S., Canada and the U.K. In addition, BWXT joint ventures provide management and operations at a dozen U.S. Department of Energy and NASA facilities. For more information, visit www.bwxt.com. Follow us on LinkedIn, X, Facebook and Instagram.

Investor Contact:		Media Contact:
Chase Jacobson		Christine Courard
Vice President, Investor Relations		Vice President, Communications
980-365-4300	Investors@bwxt.com	202-428-6913	cmcourard@bwxt.com

(1) A reconciliation of non-GAAP results are detailed in Exhibit 1. Additional information can be found in the materials on the BWXT investor relations website at www.bwxt.com/investors.

EXHIBIT 1
BWX TECHNOLOGIES, INC.
RECONCILIATION OF NON-GAAP OPERATING INCOME AND EARNINGS PER SHARE(1)(2)(3)
(In millions, except per share amounts)

Three Months Ended June 30, 2024
	GAAP	Restructuring & Transformation Costs	Acquisition-related Costs	One-Time Tax Benefit	Non-GAAP

Operating Income	$98.8	$5.8	$0.1	$—	$104.6
Other Income (Expense)	(7.2)	—	—	—	(7.2)
Income Before Provision for Income Taxes	91.6	5.8	0.1	—	97.4
Provision for Income Taxes	(18.6)	(1.3)	(0.0)	(2.2)	(22.1)
Net Income	73.0	4.4	0.0	(2.2)	75.4
Net Income Attributable to Noncontrolling Interest	(0.1)	—	—	—	(0.1)
Net Income Attributable to BWXT	$73.0	$4.4	$0.0	$(2.2)	$75.3

Diluted Shares Outstanding	91.8				91.8
Diluted Earnings per Common Share	$0.79	$0.05	$0.00	$(0.02)	$0.82
Effective Tax Rate	20.3%				22.7%

Government Operations Operating Income	$92.5	$0.3	$—	$—	$92.8
Commercial Operations Operating Income	$16.6	$1.5	$—	$—	$18.1
Unallocated Corporate Operating Income	$(10.3)	$4.0	$0.1	$—	$(6.3)

Three Months Ended June 30, 2023
	GAAP	Restructuring Costs	Acquisition-related Costs	Non-GAAP

Operating Income	$86.7	$0.9	$0.1	$87.6
Other Income (Expense)	(8.7)	—	—	(8.7)
Income Before Provision for Income Taxes	77.9	0.9	0.1	78.9
Provision for Income Taxes	(19.3)	(0.1)	(0.0)	(19.4)
Net Income	58.7	0.8	0.1	59.5
Net Income Attributable to Noncontrolling Interest	(0.1)	—	—	(0.1)
Net Income Attributable to BWXT	$58.6	$0.8	$0.1	$59.4

Diluted Shares Outstanding	91.8			91.8
Diluted Earnings per Common Share	$0.64	$0.01	$0.00	$0.65
Effective Tax Rate	24.7%			24.6%

Government Operations Operating Income	$82.2	$0.2	$—	$82.4
Commercial Operations Operating Income	$11.0	$0.4	$—	$11.5
Unallocated Corporate Operating Income	$(6.6)	$0.3	$0.1	$(6.2)
(1) A reconciliation of non-GAAP results are detailed in Exhibit 1. Additional information can be found in the materials on the BWXT investor relations website at www.bwxt.com/investors.

EXHIBIT 1 (continued)
RECONCILIATION OF CONSOLIDATED ADJUSTED EBITDA(1)(2)(3)
(In millions)

Three Months Ended June 30, 2024
	GAAP	Restructuring & Transformation Costs	Acquisition-related Costs	One-Time Tax Benefit	Non-GAAP

Net Income	$73.0	$4.4	$0.0	$(2.2)	$75.4
Provision for Income Taxes	18.6	1.3	0.0	2.2	22.1
Other – net	(3.0)	—	—	—	(3.0)
Interest Expense	10.7	—	—	—	10.7
Interest Income	(0.5)	—	—	—	(0.5)
Depreciation & Amortization	21.6	—	—	—	21.6
Adjusted EBITDA	$120.4	$5.8	$0.1	$—	$126.2

Three Months Ended June 30, 2023
	GAAP	Restructuring Costs	Acquisition-related Costs	Non-GAAP

Net Income	$58.7	$0.8	$0.1	$59.5
Provision for Income Taxes	19.3	0.1	0.0	19.4
Other – net	(3.0)	—	—	(3.0)
Interest Expense	12.2	—	—	12.2
Interest Income	(0.5)	—	—	(0.5)
Depreciation & Amortization	19.4	—	—	19.4
Adjusted EBITDA	$106.1	$0.9	$0.1	$107.0
RECONCILIATION OF REPORTING SEGMENT ADJUSTED EBITDA(1)(2)(3)
(In millions)

Three Months Ended June 30, 2024
	Operating Income (GAAP)	Non-GAAP Adjustments(4)	Depreciation & Amortization	Adjusted EBITDA

Government Operations	$92.5	$0.3	$15.4	$108.2
Commercial Operations	$16.6	$1.5	$4.4	$22.5

Three Months Ended June 30, 2023
	Operating Income (GAAP)	Non-GAAP Adjustments(4)	Depreciation & Amortization	Adjusted EBITDA

Government Operations	$82.2	$0.2	$13.1	$95.5
Commercial Operations	$11.0	$0.4	$4.4	$15.8

(1) A reconciliation of non-GAAP results are detailed in Exhibit 1. Additional information can be found in the materials on the BWXT investor relations website at www.bwxt.com/investors.

EXHIBIT 1 (continued)
RECONCILIATION OF CONSOLIDATED FREE CASH FLOW(1)(2)(3)
(In millions)

Three Months Ended June 30, 2024

Net Cash Provided By Operating Activities	$65.9
Purchases of Property, Plant and Equipment	(30.4)
Free Cash Flow	$35.5

Three Months Ended June 30, 2023

Net Cash Provided By Operating Activities	$80.6
Purchases of Property, Plant and Equipment	(39.8)
Free Cash Flow	$40.8

(1)	Tables may not foot due to rounding.
(2)	BWXT is providing non-GAAP information regarding certain of its historical results and guidance on future earnings per share to supplement the results provided in accordance with GAAP and it should not be considered superior to, or as a substitute for, the comparable GAAP measures. BWXT believes the non-GAAP measures provide meaningful insight and transparency into the Company’s operational performance and provides these measures to investors to help facilitate comparisons of operating results with prior periods and to assist them in understanding BWXT's ongoing operations.
(3)	For Non-GAAP adjustment details, see reconciliation of non-GAAP operating income and earnings per share.

(1) A reconciliation of non-GAAP results are detailed in Exhibit 1. Additional information can be found in the materials on the BWXT investor relations website at www.bwxt.com/investors.

BWX TECHNOLOGIES, INC.
CONDENSED CONSOLIDATED STATEMENTS OF INCOME

	Three Months Ended June 30,		Six Months Ended June 30,
	2024	2023	2024	2023
	(Unaudited) (In thousands, except share and per share amounts)
Revenues	$681,465	$612,445	$1,285,431	$1,180,805
Costs and Expenses:
Cost of operations	513,196	471,324	968,553	902,454
Research and development costs	1,271	2,595	2,761	4,799
Gains on asset disposals and impairments, net	(4)	(9)	(4)	(15)
Selling, general and administrative expenses	79,780	64,437	147,141	125,272
Total Costs and Expenses	594,243	538,347	1,118,451	1,032,510
Equity in Income of Investees	11,584	12,568	24,787	26,213
Operating Income	98,806	86,666	191,767	174,508
Other Income (Expense):
Interest income	540	517	1,386	980
Interest expense	(10,688)	(12,206)	(20,283)	(23,025)
Other – net	2,971	2,962	7,136	5,150
Total Other Income (Expense)	(7,177)	(8,727)	(11,761)	(16,895)
Income before Provision for Income Taxes	91,629	77,939	180,006	157,613
Provision for Income Taxes	18,584	19,274	38,427	37,955
Net Income	$73,045	$58,665	$141,579	$119,658
Net Loss (Income) Attributable to Noncontrolling Interest	(73)	(68)	(139)	31
Net Income Attributable to BWX Technologies, Inc.	$72,972	$58,597	$141,440	$119,689
Earnings per Common Share:
Basic:
Net Income Attributable to BWX Technologies, Inc.	$0.80	$0.64	$1.54	$1.31
Diluted:
Net Income Attributable to BWX Technologies, Inc.	$0.79	$0.64	$1.54	$1.30
Shares used in the computation of earnings per share:
Basic	91,564,263	91,626,846	91,559,824	91,565,417
Diluted	91,801,539	91,805,179	91,831,232	91,802,435
(1) A reconciliation of non-GAAP results are detailed in Exhibit 1. Additional information can be found in the materials on the BWXT investor relations website at www.bwxt.com/investors.

BWX TECHNOLOGIES, INC.
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

	Six Months Ended June 30,
	2024	2023
	(Unaudited) (In thousands)
CASH FLOWS FROM OPERATING ACTIVITIES:
Net Income	$141,579	$119,658
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	42,160	38,404
Income of investees, net of dividends	(3,301)	(4,113)
Recognition of losses for pension and postretirement plans	1,663	1,660
Stock-based compensation expense	10,279	8,669
Other, net	(32)	131
Changes in assets and liabilities, net of effects from acquisitions:
Accounts receivable	(20,319)	(4,936)
Accounts payable	47,018	7,071
Retainages	587	(5,808)
Contracts in progress and advance billings on contracts	(78,722)	(47,278)
Income taxes	(6,741)	(10,830)
Accrued and other current liabilities	(328)	(13,158)
Pension liabilities, accrued postretirement benefit obligations and employee benefits	(23,625)	(17,865)
Other, net	(11,298)	(4,016)
NET CASH PROVIDED BY OPERATING ACTIVITIES	98,920	67,589
CASH FLOWS FROM INVESTING ACTIVITIES:
Purchases of property, plant and equipment	(60,827)	(69,582)
Purchases of securities	—	(2,343)
Sales and maturities of securities	—	5,996
Other, net	203	15
NET CASH USED IN INVESTING ACTIVITIES	(60,624)	(65,914)
CASH FLOWS FROM FINANCING ACTIVITIES:
Borrowings of long-term debt	241,400	210,900
Repayments of long-term debt	(239,525)	(164,025)
Repurchases of common stock	(20,000)	—
Dividends paid to common shareholders	(44,373)	(42,735)
Cash paid for shares withheld to satisfy employee taxes	(6,941)	(6,948)
Settlements of forward contracts, net	4,543	(520)
Other, net	(108)	46
NET CASH USED IN FINANCING ACTIVITIES	(65,004)	(3,282)
EFFECTS OF EXCHANGE RATE CHANGES ON CASH	(308)	196
TOTAL DECREASE IN CASH AND CASH EQUIVALENTS AND RESTRICTED CASH AND CASH EQUIVALENTS	(27,016)	(1,411)
CASH AND CASH EQUIVALENTS AND RESTRICTED CASH AND CASH EQUIVALENTS AT BEGINNING OF PERIOD	81,615	40,990
CASH AND CASH EQUIVALENTS AND RESTRICTED CASH AND CASH EQUIVALENTS AT END OF PERIOD	$54,599	$39,579
SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION:
Cash paid during the period for:
Interest	$32,181	$34,602
Income taxes (net of refunds)	$45,382	$48,315
SCHEDULE OF NON-CASH INVESTING ACTIVITY:
Accrued capital expenditures included in accounts payable	$9,273	$10,694
(1) A reconciliation of non-GAAP results are detailed in Exhibit 1. Additional information can be found in the materials on the BWXT investor relations website at www.bwxt.com/investors.

BWX TECHNOLOGIES, INC.
CONDENSED CONSOLIDATED BALANCE SHEETS

ASSETS

	June 30, 2024	December 31, 2023
	(Unaudited) (In thousands)
Current Assets:
Cash and cash equivalents	$48,341	$75,766
Restricted cash and cash equivalents	2,927	2,858
Accounts receivable – trade, net	89,374	70,180
Accounts receivable – other	17,448	16,339
Retainages	54,594	55,181
Contracts in progress	622,062	533,155
Other current assets	75,097	64,322
Total Current Assets	909,843	817,801
Property, Plant and Equipment, Net	1,241,538	1,228,520
Investments	10,237	9,496
Goodwill	293,156	297,020
Deferred Income Taxes	13,115	16,332
Investments in Unconsolidated Affiliates	91,909	88,608
Intangible Assets	176,147	185,510
Other Assets	104,688	103,778
TOTAL	$2,840,633	$2,747,065

(1) A reconciliation of non-GAAP results are detailed in Exhibit 1. Additional information can be found in the materials on the BWXT investor relations website at www.bwxt.com/investors.

BWX TECHNOLOGIES, INC.
CONDENSED CONSOLIDATED BALANCE SHEETS
LIABILITIES AND STOCKHOLDERS' EQUITY

	June 30, 2024	December 31, 2023
	(Unaudited) (In thousands, except share and per share amounts)
Current Liabilities:
Current portion of long-term debt	$9,375	$6,250
Accounts payable	164,306	126,651
Accrued employee benefits	47,056	64,544
Accrued liabilities – other	62,644	70,210
Advance billings on contracts	125,199	107,391
Total Current Liabilities	408,580	375,046
Long-Term Debt	1,203,196	1,203,422
Accumulated Postretirement Benefit Obligation	17,809	18,466
Environmental Liabilities	90,884	90,575
Pension Liability	76,784	82,786
Other Liabilities	45,129	43,469
Commitments and Contingencies
Stockholders' Equity:
Common stock, par value $0.01 per share, authorized 325,000,000 shares; issued 128,282,125 and 128,065,521 shares at June 30, 2024 and December 31, 2023, respectively	1,283	1,281
Preferred stock, par value $0.01 per share, authorized 75,000,000 shares; No shares issued	—	—
Capital in excess of par value	216,973	206,478
Retained earnings	2,191,079	2,093,917
Treasury stock at cost, 36,864,491 and 36,537,695 shares at June 30, 2024 and December 31, 2023, respectively	(1,387,803)	(1,360,862)
Accumulated other comprehensive income (loss)	(23,044)	(7,463)
Stockholders' Equity – BWX Technologies, Inc.	998,488	933,351
Noncontrolling interest	(237)	(50)
Total Stockholders' Equity	998,251	933,301
TOTAL	$2,840,633	$2,747,065
(1) A reconciliation of non-GAAP results are detailed in Exhibit 1. Additional information can be found in the materials on the BWXT investor relations website at www.bwxt.com/investors.

BWX TECHNOLOGIES, INC.
BUSINESS SEGMENT INFORMATION

	Three Months Ended June 30,		Six Months Ended June 30,
	2024	2023	2024	2023
	(Unaudited) (In thousands)
REVENUES:
Government Operations	$540,846	$491,967	$1,027,967	$951,853
Commercial Operations	141,491	120,920	258,529	229,844
Eliminations	(872)	(442)	(1,065)	(892)
TOTAL	$681,465	$612,445	$1,285,431	$1,180,805

SEGMENT INCOME:
Government Operations	$92,520	$82,208	$178,206	$172,768
Commercial Operations	16,628	11,017	25,219	12,530
SUBTOTAL	$109,148	$93,225	$203,425	$185,298
Unallocated Corporate	(10,342)	(6,559)	(11,658)	(10,790)
TOTAL	$98,806	$86,666	$191,767	$174,508

DEPRECIATION AND AMORTIZATION:
Government Operations	$15,431	$13,141	$29,664	$25,936
Commercial Operations	4,397	4,362	8,841	8,721
Corporate	1,781	1,881	3,655	3,747
TOTAL	$21,609	$19,384	$42,160	$38,404

CAPITAL EXPENDITURES:
Government Operations	$14,201	$23,223	$30,584	$38,491
Commercial Operations	15,736	15,777	29,080	29,728
Corporate	468	802	1,163	1,363
TOTAL	$30,405	$39,802	$60,827	$69,582

BACKLOG:
Government Operations	$2,865,193	$3,405,716	$2,865,193	$3,405,716
Commercial Operations	669,054	709,254	669,054	709,254
TOTAL	$3,534,247	$4,114,970	$3,534,247	$4,114,970

BOOKINGS:
Government Operations	$497,021	$788,668	$676,434	$841,405
Commercial Operations	83,183	164,375	145,597	310,061
TOTAL	$580,204	$953,043	$822,031	$1,151,466
(1) A reconciliation of non-GAAP results are detailed in Exhibit 1. Additional information can be found in the materials on the BWXT investor relations website at www.bwxt.com/investors.